Exhibit 10

PURCHASE AGREEMENT

        This Agreement made and executed this 30th day of June, 2006 at Dubai, U.A.E. by and among:

WORLD WIDE AUCTIONEERS, LTD., a corporation duly organized and existing under the laws of the British Virgin Islands, with business address at P.O. Box 17774 Jebel Ali Free Zone, Dubai, U.A.E., represented herein by its Director, Mr. Eric Montandon, hereinafter referred to as “WWA”; or the “Lender.”

— and —

GEOFFREY J. GREENLEES, on his own behalf as sole shareholder (the “Shareholder”) and on behalf of CROWN DIAMOND HOLDINGS, LTD, a corporation duly organized under the laws of the British Virgin Islands, with address at Suite 2301, 23/F, BEA Harbour View Centre, 56 Gloucester Road, Wanchai, Hong Kong, as its Sole Director, hereinafter referred to as the “Borrower” or “Owner.”

-RECITALS-

        WHEREAS, the Borrower has purchased and acquired a RO/RO shipping vessel known as the M/V Iron Butterfly (the “Vessel”), more particularly described in a Technical Description attached and made an integral part hereof as Annex “A”;

        WHEREAS, the Borrower requested the Lender to finance the acquisition and set up of the Vessel and related carrier business, and Lender has loaned the necessary funds subject to the following terms and conditions contained in the Agreement dated October 21, 2005:

        Section 1. The Loan -Lender has remitted to Borrower’s nominated recipients by wire transfer and in cash, receipt of which is hereby acknowledged, the sum of Three Million U.S Dollars (US $3,000,000), by way of loan (the “Loan”).

        Section 2. Maturity Date – The agreement extended the original maturity date of the original agreement from June 30, 2005, to June 30, 2006. All outstanding principal and accrued interest on the Loan was to be payable on or prior to December 31, 2006 (the “Maturity Date”), unless all parties agreed to extend the maturity date.

        Section 3. Interest — The Loan was to bear interest at a minimum rate of one and eight tenths percent (1.8%) per month, beginning October 1, 2005, on the remaining principal balance until the Maturity Date.

        Interest has been paid up to date through March 31, 2006.

    (a)        payment toward the purchase of the Vessel; and

    (b)        start up costs including full insurance, organizational costs, and prepaid operating expenses for Borrower’s shipping business.

        Section 5. Collateral – Shareholder agreed to transfer the SHARES by way of security for the payment of the principal of and interest on the Loan and by way of security for all other obligations of the Borrower and Shareholder under the Agreement. Shareholder executed the Deed of Sale referred to in Section 6 below which shall serve to cover both the security set forth herein and the option set forth in Section 6 hereof. Shareholder further waived any and all procedural requirements, if any, on foreclosure of collateral or security. Shareholder likewise committed and undertook to execute any and all other documents which may be reasonably requested by Lender to fully implement the rights of Lender as set forth herein.

        Section 6. Convertible Option – At any time from the signing date of the Agreement and until June 30, 2006, Lender shall have full rights and a vested option to convert all or part of the Loan into equity ownership of the SHARES by way of substitution and complete or partial settlement for principal and interest repayment on the Loan by the Borrower. For this purpose and that set forth in Section 6 above, Shareholder shall, simultaneously upon execute of this Agreement, sign a pro forma Deed of Sale which is attached and made an integral part hereof as Annex “B”. In the event Lender opts not to exercise their option and in the event all other obligations of Borrower under this Agreement are complied with, this Deed of Sale shall be cancelled by Lender and returned to Shareholder.

        Lender must jointly notify Borrower and Shareholder of their decision to exercise the option not less than fourteen (14) days before June 30, 2006.

        Lender notified Borrower and Shareholder of their intent to exercise the conversion option to the SHARES on June 15, 2006.

        Lender agreed to cancel and return the previous Deed of Sale executed by the Borrower, in favor of new Deed of Sale to signed and executed by Borrower according to the terms of conditions of this agreement.

        Section 7. Vessel Operations – The parties agreed that Lender will be entitled to supervise and audit all of the operations of the carrier business and the Vessel. For purposes of this Agreement, supervision may include introducing cargo shippers to the Vessel, advising on shipping rates, planned routes of the Vessel and ports of loading and discharge, advising on port agents and freight agents, collecting freight proceeds for the Borrower’s account, supervising expense disbursements, advising on Borrower’s quotations, booking notes and issuance of bills of lading, and accounting.

        Borrower has operated the vessel under a time charter, approved by the Lender, which runs until December 31, 2008. Borrower has agreed to negotiate for an extension of the Charter for an additional 1 year period in return for additional compensation from the Lender.

        Section 8. Legal Proceedings -This Agreement was further secured by the Borrower’s equity in the Vessel and Lender shall have additional recourse under the terms of this Agreement and the laws of U.A.E.

        Section 9. Governing Law — The Agreement was governed by and construed in accordance with the laws of the Emirate of Dubai, without regard to conflict of law principles.

NOW THEREFORE, for and in consideration of the foregoing premises, the parties agree as follows:

BORROWER agrees to pay all interest due on the loan through June 30, 2006, and execute a new Deed of Sale for the SHARES in favor of the LENDER as of June 30, 2006.

LENDER agrees to convert all of its rights to repayment of the $3,000,000 loan, to 100% equity in the SHARES, and to pay an additional $250,000 (two-hundred-fifty-thousand U.S. Dollars) to BORROWER as compensation for the extension of the time charter on the vessel to December 31, 2009 negotiated by BORROWER.

        Representations -Borrower and Shareholder represent and warrant that:

A.     Borrower:

    (a)        Borrower is duly organized, validly existing and in good standing under the laws of the British Virgin Islands;

    (b)        Borrower has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby;

    (c)        The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Borrower, and no further action is required on the part of Borrower or its Shareholder to approve, adopt or authorize this Agreement;

    (d)        There are no existing encumbrances on the Vessel or any other related assets of Borrower, and no liabilities payable by the Borrower being assumed by the Lender; and

    (e)        Borrower has no other asset or operation other than the Vessel and assets related to the shipping business, including the time charter of the vessel.

B.     Shareholder:

    (f)        Shareholder is the sole owner of all the issued and outstanding shares (the “SHARES”) in the capital stock of Borrower consisting of Fifty Thousand (50,000) shares;

    (g)        Shareholder has good and valid title over the SHARES;

    (h)        The SHARES are free and clear of all encumbrances and liens; and

    (i)        Shareholder is the sole director of Borrower.

        IN WITNESS HEREOF, the parties hereto have executed this Agreement on the date and place first stated above.

GEOFFREY J. GREENLEES on his own behalf as sole shareholder and on behalf of

      CROWN DIAMOND HOLDINGS, LTD.in his capacity as Sole Director

      /s/ Geoffrey J. Greenlees

      WORLD WIDE AUCTIONEERS, LTD.

      /s/ Eric Montandon

      By: Eric Montandon

TECHNICAL DESCRIPTION

“IRON BUTTERFLY” RO-RO / CONTAINER SHIP

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              Name of Vessel                                                IRON BUTTERFLY
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              Kind of Vessel                                               RO-RO CONTAINER
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         KR Ship Registration No.                                              8355799
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                 IMO No.                                                       8215716
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                Year built                                                       1983
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                  P & I                                                  Japan Ship Owner P&I
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                   DWT                                                          5,663
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                   GRT                                                          4,284
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                    NT                                                          1,285
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                 Call Sign                                                      DSNK6
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               Official No.                                                   JJR-039334
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                  GMDSS                                                      A1 + A2 + A3
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                  Draft                                                          4.56
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                   LOA                                                          92.4 M
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    Dimension Weight per square Metre           83.88 x 18 x 8.6 15 T/M2 small hold 10T/M2 main hold 1.5TM2 Hatchcover
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                  Decks                                                           2
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               FO Capacity                                                      413.9
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                    FW                                                           76.5
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                    WB                                                          3728.9
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                Keel Laid                                                      15-07-82
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                 Launched                                                        1983
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                 Engines                                            2x MAK MASCHINBAU GMBH Germany
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               Manufactured                                                   Aug. 1983
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                   Flag                                                        Comoros
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          Hold dimensions Cranes             1 hold: 68,88 x 15 x 5,50 mtrs total 5,682 M3 2 units 35 ton Hydraulic, can combine to 70 ton
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ANNEX "B"

DEED OF SALE

KNOW ALL MEN BY THESE PRESENTS:

        This Deed of Sale made and entered into by:

GEOFFREY J. GREENLEES, a British national, with address at Suite 2310, 23/F, BEA Harbour View Centre, 56 Gloucester Rd., Wanchai, Hong Kong, hereinafter referred to as the “SELLER”;

In favor of

WORLD WIDE AUCTIONEERS, LTD., a corporation dulyorganized and existing under the laws of the British Virgin Islands, with business address at P.O. Box 17774 Jebel Ali Free Zone, Dubai U.A.E., represented herein by its branch manager, Mr. Eric Montandon, hereinafter referred to as “BUYER”;

W I T N E S S E T H

(a)	FOR AND IN CONSIDERATION of the sum of Three Million Two Hundred Fifty Thousand U.S. Dollars (US$3,250,000), receipt of which is hereby acknowledged, SELLER hereby sells, cedes, transfers and conveys in favor of BUYERS, all his rights and interests in all the issued and outstanding shares in the capital stock of Crown Diamond Holdings, Ltd., a company registered in the British Virgin Islands, consisting of Fifty Thousand (50,000) shares.

        IN WITNESS WHEREOF, I have hereunto set my hands this 30th Day of June 2006 at Quezon City, Philippines.

GEOFFREY J. GREENLEES

SELLER

/s/ Geoffrey J. Greenlees

ACCEPTED BY:

WORLD WIDE AUCTIONEERS, LTD.

BUYER

/s/ Eric Montandon

By: Eric Montandon